SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                March 7, 2006
               ------------------------------------------------
               Date of Report (date of earliest event reported)


                          DELTA PETROLEUM CORPORATION
             ----------------------------------------------------
             Exact name of Registrant as Specified in its Charter


         Delaware                 0-16203                 84-1060803
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


                                  Suite 4300
                                370 17th Street
                             Denver, Colorado, 80202
         ----------------------------------------------------------
         Address of Principal Executive Offices, Including Zip Code


                                (303) 293-9133
             --------------------------------------------------
             Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))













ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On March 7, 2006, Delta Petroleum Corporation issued a press release reporting its operating results for the six months ended December 31, 2005, and also issued a press release revising the first release. The press releases are attached hereto as Exhibits 99.1 and 99.2.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibits are furnished pursuant to Item 2.02, is not be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of Delta Petroleum Corporation's previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

     Exhibit 99.1     Press Release dated March 7, 2006

     Exhibit 99.2 Press Release dated March 7, 2006 (revising prior release)


                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DELTA PETROLEUM CORPORATION
                                      (Registrant)


Date:  March 8, 2006                  By: /s/ Stanley F. Freedman
                                          Stanley F. Freedman, Executive
                                          Vice President and Secretary